THIS SECURED CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURED CONVERTIBLE PROMISSORY NOTE NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE CORPORATION RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS SECURED CONVERTIBLE PROMISSORY NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE CORPORATION , THAT THIS SECURED CONVERTIBLE PROMISSORY NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Tactical Air Defense Services, Inc.

(a Nevada corporation)

Secured Convertible Promissory Note

Issue Date: September 27, 2012

Total Principal Amount: US$1,350,000.00

WHEREAS, concurrently with the issuance of this Convertible Note (as defined and outlined below), Tactical Air Defense Services, Inc., a Nevada corporation (the “Corporation”), Northrop TF5-1 Corp., a Delaware corporation (“Northrop TF5-1”) and Mark Daniels Irrevocable Trust III, the sole shareholder of Northrop TF5-1 (the “Holder”) have entered into the following transaction agreements (collectively with this Convertible Note referred to hereinafter as the “Transaction Agreements”): (i) an acquisition agreement (the “Acquisition Agreement,” a copy of which has been attached hereto as Exhibit A)  providing for the acquisition of Northrop TF5-1 by the Corporation such that following the transaction, Northrop TF5-1 will continue its existence as a wholly owned subsidiary of the Corporation; (ii) a secured non-convertible promissory note in the principal amount of Five Hundred Thousand Dollars ($500,000.00 and the “Non Convertible Note,” a copy of which has been attached hereto as Exhibit B, and sometimes referred to hereinafter collectively with this Convertible Note as the “Notes”); (iii) a security agreement securing the Notes with the Company Shares Collateral1 (the “Company Shares Security Agreement,” a copy of which has been attached hereto as Exhibit C); and (iv) a security agreement securing the Notes with the Aircraft Collateral2 (the “Aircraft Security Agreement,” a copy of which has been attached hereto as Exhibit D). Any capitalized terms used in this Agreement and not specifically defined herein shall have the same definition and meaning as such capitalized terms are used, defined and outlined in the Acquisition Agreement.

WHEREAS, pursuant to the terms of the Acquisition Agreement, the Corporation was required to issue this Convertible Note to the Holder  in the principle amount of One Million Three Hundred and Fifty Thousand Dollars ($1,350,000.00).

WHEREAS, the Corporation, Northrop TF5-1 and the Holder agree, acknowledge, understand and confirm that each and every one of the Transaction Agreements plays an integral part of the transaction as a whole and each and every one of the Transaction Agreements and the terms and conditions thereunder was and is a material inducement in entering into the Acquisition Agreement deal as a whole.

RESOLVED, the Corporation, in consideration of the Transaction Agreements and the Acquisition Agreement deal as a whole and for value received, hereby promises to pay (subject to the conversion provisions set forth herein) to the order of the Holder, on or before September 27, 2013 (the “Due Date”), upon presentation of this Convertible Promissory Note (the “Convertible Note”), One Million Three Hundred and Fifty Thousand Dollars ($1,350,000.00 and the “Principal Amount”) together with any accrued and unpaid interest.

The Corporation declares, covenants, promises and agrees as follows:

1.

Interest.  Subject to the Holder's right to convert, interest payable on this Convertible Note shall accrue at the annual rate of twelve percent (12%) and be payable in arrears on the Due Date, accelerated or otherwise, when the Principal Amount and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

2.

Security Interest.  The Convertible Note is secured by the collateral described in the Company Shares Security Agreement and the Aircraft Security Agreement.

_________________________

1

 “Company Shares Collateral” shall have the meaning defined in the Company Shares Security Agreement.

2

 “Aircraft Collateral” shall have the meaning defined in the Aircraft Security Agreement.

_____Corporation

_____Holder

3.

Conversion.

3.1.

Option to Convert.  Subject to Section 7 herein, the Holder shall have the right, from and after the issuance of this Convertible Note and then at any time until this Convertible Note is fully paid, to convert, in whole or in part, subject to the terms and provisions hereof, the then outstanding balance of the Principal Amount of the Convertible Note, and at the Holder's election, the interest accrued on the Convertible Note, into such number of shares of Series C Preferred Stock (the “Series C Preferred Stock,” with such rights, privileges, and preferences as outlined in the Corporation’s Certificate of Designation to the Articles of Incorporation, a copy of which has been attached hereto as Exhibit E) as equals the dollar amount being converted divided by the Conversion Price.  The term “Conversion Price” shall be and mean $0.54 per share. As such, prior to the accrual of any interest, as of the Issue Date, the Convertible Note shall be convertible into Two Million Five Hundred Thousand (2,500,000) shares of Series C Preferred Stock.

3.2.

Exercise of Conversion Right. The conversion right shall be exercised, if at all, by surrender of the Convertible Note to the Corporation, together with written notice of election executed by the Holder (hereinafter referred to as the “Conversion Notice”) to convert such Convertible Note or a specified portion thereof into the Series C Preferred Stock.  The date of conversion (the “Date of Conversion”) shall be the date on which the Conversion Notice is received by the Corporation and the person or persons entitled to receive the Series C Preferred Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Series C Preferred Stock on such date. The Corporation shall deliver such shares of Series C Preferred Stock due and owing to the Holder within ten (10) days of the receipt of a Conversion Notice.

3.3.

Reservation of Shares. The Corporation shall have the obligation at all times to reserve and keep available, free from preemptive rights, unissued or treasury shares of Series C Preferred Stock sufficient to effect the conversion of this Convertible Note.

4

 Prepayment.   The Corporation shall have the right to prepay this Convertible Note, in whole or in part, without penalty or a premium, upon thirty (30) days written notice to the Holder.

5.

Investment Representations of Holder.  The Holder hereby makes the following representations and warranties to the Corporation as its successor interest, each of which shall apply with respect to the acquisition of this Convertible Note:

5.1

Restricted Securities. The Holder has been advised that the Convertible Note, Series C Preferred Stock and the Corporation’s common stock, par value $0.001 (“Common Stock”) underlying the Series C Preferred Stock have not been registered under the Securities Act or any other applicable securities laws, and that Securities are being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, and that the Corporation’s reliance upon Section 4(2) and/or Rule 506 of Regulation D, is predicated in part on Holders representations as contained herein.  Holder acknowledges that the Convertible Note (and in the event of a conversion, the Series C Preferred Stock and Common Stock underlying the Series C Preferred Stock)  will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act, and that the Securities will bear substantially the following legend:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933 TO THE SATISFACTION OF THE ISSUER OF THE STOCK, IN ITS SOLE DISCRETION, WHICH MAY REQUIRE A WRITTEN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE ISSUER OF THE STOCK THAT REMOVAL OF THIS RESTRICTIVE LEGEND IS IN ALL MANNER PROPER AND IN COMPLIANCE WITH THE REQUIREMENTS OF THE ACT.”

5.2

Preexisting Relationship.  The Holder has a preexisting personal or business relationship with the Corporation, one or more of its officers, directors, or controlling persons.

_____Corporation

_____Holder

6.

Default.

6.1

Payment of this Convertible Note shall, at the election of the Holder, be accelerated immediately upon the occurrence and during the continuance of any of the following events (an “Event of Default”):

(a)

The non-payment by the Corporation when due of the Principal Amount and interest as provided in this Convertible Note; or

(b)

The occurrence or placement of a Lien (as defined below) placed on or against the Company Shares Collateral and/or Aircraft Collateral. “Lien” shall mean and be specifically limited to: (i) any interest in the Company Shares Collateral and/or Aircraft Collateral which may be utilized in securing an obligation owed to, or a claim by, Mr. Charlie Searock and/or  his successor and/or assignees (collectively “Searock”), including, but not limited to, any claim whatsoever by Searock arising from a prior lawsuit in the District Court of the 336th Judicial District of Grayson County, Texas filed by Searock against the Corporation on February 6, 2007 (Charles J. Searock, Jr., vs. Tactical Air Defense Services, Inc., et al, Cause No.07-0322-336) and the related default judgment awarded to Searock on October 25, 2010 in the above defined lawsuit (the “Searock Claim”), whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes pertaining to Searock and/or arising from the Searock Claim; (ii) to the extent not included under clause “(i)” above, any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting the Company Shares Collateral and/or Aircraft Collateral pertaining to Searock and/or arising from the Searock Claim; and (iii) any contingent or other agreement to provide any of the foregoing pertaining to Searock and/or arising from the Searock Claim.

7.

Corporation Right of Option of Repayment.

7.1

Right of Option of Repayment Terms Upon Due Date.  Upon the Due Date of the Convertible Note, the Corporation shall have the sole and exclusive right to elect to repay the then outstanding Principal Amount and interest of this Convertible Note through: (i) a cash payment of the Principal Amount and interest then due; or (ii) the issuance of shares of Series C Preferred Stock pursuant to the conversion terms as outlined in Section 3. Such cash payment or shares of Series C Preferred Stock shall be delivered to the Holder within ten (10) days of such Due Date and election of payment form.

7.2

Right of Forced Repayment.    In the event the Holder elects to convert all or a portion of the then outstanding Principal Amount and interest of this Convertible Note into shares of Series C Preferred Stock pursuant to Section 3 herein, the Corporation shall have the sole and exclusive right to override such conversion election and elect to repay the then outstanding Principal Amount and interest of this Convertible Note in a cash payment to the Holder (the “Right of Forced Cash Payment”). Following the receipt of a Conversion Notice from the Holder, the Corporation shall have ten (10) days in which to elect to exercise such Right of Forced Cash Payment and the cash payment due and owing to the Holder shall be delivered to the Holder within ten (10) days of such notice of the Right of Forced Cash Payment.

8.

Miscellaneous.

8.1

Failure to Act and Waiver. No failure or delay by the Holder hereof to insist upon the strict performance of any term of this Convertible Note or to exercise any right, power or remedy consequent upon a Event of Default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Convertible Note, the Holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Convertible Note, or to declare a Event of Default for failure to effect such payment of any such other amount. The failure of the Holder of this Convertible Note to give notice of any failure or breach of the Corporation under this Convertible Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

8.2

Necessary Acts.  Each party to this Convertible Note and the Transaction Agreements agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Convertible Note and the Transaction Agreements.

_____Corporation

_____Holder

8.3

Entire Agreement; Modifications; Waiver.  This Convertible Note, the Transaction Agreements, and all other agreements referenced herein, constitute the entire agreement between the parties pertaining to the subject matter contained herein. This Convertible Note and the Transaction Agreements supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Convertible Note or the Transaction Agreements shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Convertible Note or the Transaction Agreements shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

8.4

Notice.    Until otherwise specified in writing, the mailing addresses, fax numbers and electronic mail addresses of the parties of this Convertible Note shall be as follows:

If to the Corporation: Tactical Air Defense Services, Inc. 123 West Nye Lane, Suite 517 Carson City, Nevada 89706 Attention: Alexis Korybut, CEO	If to the Holder: Mark Daniels Irrevocable Trust III 10130 North Lake Blvd., Suite 214-243 West Palm Beach, Florida 33412 Attention: Mark Daniels, Trustee

Any notice or statement given under this Convertible Note shall be deemed to have been given if delivered by national courier service with signature confirmation of receipt, fax with electronic delivery confirmation, electronic mail transmission or express, priority or registered mail with delivery confirmation, addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor, or if such delivery is refused by a party.

8.5

Disputes.  Any dispute or other disagreement arising from or out of this Convertible Note shall be resolved in state court in Florida.  Any such disputes may only be resolved by a bench trial.  The interpretation and the enforcement of this Convertible Note shall be governed by Florida Law as applied to residents of the State of Florida relating to contracts executed in and to be performed solely within the State of Florida.  (For additional terms related to Disputes, see Section 8.6 below).

8.6

Governing Law.  The subject matter of this Convertible Note shall be governed by and construed in accordance with the laws of the State of Florida (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.  EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS CONVERTIBLE NOTE, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM. AS A MATERIAL INDUCEMENT FOR THIS CONVERTIBLE NOTE, EACH PARTY SPECIFICALLY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUES SO TRIABLE.

8.7

Attorneys’ Fees.  Should any party hereto employ an attorney for the purpose of enforcing or constituting this Convertible Note, or any judgment based on this Convertible Note, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys’ fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.  The “prevailing party” means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

8.8

Headings.  The headings in this Convertible Note are for reference purposes only and shall not in any way affect the meaning or interpretation of this Convertible Note.

8.9

Binding upon Successors.  All covenants and agreements herein contained by or on behalf of the Corporation shall bind its successors and assigns and shall inure to the benefit of the Holder and his successors and assigns. The Corporation may not assign this Convertible Note or any rights or duties hereunder without Holder’s prior written consent and any prohibited assignment shall be absolutely void. The Holder may not assign this Convertible Note or any rights or duties hereunder without Corporation’s prior written consent and any prohibited assignment shall be absolutely void.

_____Corporation

_____Holder

8.10

Severability of Provisions.  The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or provision of this Convertible Note shall in no way affect the validity or enforcement of any other provision or any part thereof.

8.11

Counterparts.  This Convertible Note may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

8.12

Binding Effect.  This Convertible Note shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

8.13

Joint Drafting and Exclusive Agreement.  This Convertible Note and the Transaction Agreements shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any one party shall be made solely by virtue of such party allegedly having been the draftsperson of this Convertible Note or the Transaction Agreements. The parties have each conducted sufficient and appropriate due diligence with respect to the facts and circumstances surrounding and related to this Convertible Note and the Transaction Agreements. The parties expressly disclaim all reliance upon, and prospectively waive any fraud, misrepresentation, negligence or other claim based on information supplied by the other party, in any way relating to the subject matter of this Convertible Note or the Transaction Agreements.

8.14

Acknowledgments and Assent.  The parties acknowledge that they have been given at least ten (10) days to consider this Convertible Note and that they were advised to consult with an independent attorney prior to signing this Convertible Note and that they have in fact consulted with counsel of their own choosing prior to executing this Convertible Note. The parties agree that they have read this Convertible Note and understand the content herein, and freely and voluntarily assent to all of the terms herein.

8.15

Facsimile or Electronic Mail Signatures.

The parties hereby mutually agree that this Convertible Note may be executed by facsimile signatures or by scanned signatures contained in an electronic mail transmission of any one or more parties, each of which shall have the same legal and binding force and effect as original signatures of the same.

***SIGNATURE PAGE FOLLOWS***

_____Corporation

_____Holder

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have caused this Convertible Note to be duly executed as of September 27, 2012.

By: Its:	TACTICAL AIR DEFENSE SERVICES, INC. /s/ Alexis Korybut Alexis Korybut Chief Executive Officer
By: Its:	Agreed, acknowledged and confirmed by: MARK DANIELS IRREVOCABLE TRUST III /s/ Mark Daniels Mark Daniels Trustee

A FACSIMILE OR ELECTRONIC MAIL TRANSMISSION COPY OF THIS ACQUISITION AGREEMENT SHALL HAVE THE SAME LEGAL EFFECT AS AN ORIGINAL OF THE SAME.

_____Corporation

_____Holder

EXHIBIT A

Acquisition Agreement

_____Corporation

_____Holder

EXHIBIT B

Non-Convertible $500,000 Secured Promissory Note

_____Corporation

_____Holder

EXHIBIT C

Company Shares Security Agreement

_____Corporation

_____Holder

EXHIBIT D

Aircraft Security Agreement

_____Corporation

_____Holder

EXHIBIT E

Tactical Air Defense Services, Inc.

Certificate of Designation

Series C Preferred Stock

_____Corporation

_____Holder